                                                                  EXECUTION COPY




                              Alltrista Corporation


                           The guarantors party hereto



                                  $150,000,000

                    9 3/4% Senior Subordinated Notes due 2012



                               Purchase Agreement

                              dated April 10, 2002











                         Banc of America Securities LLC

                            CIBC World Markets Corp.

                            NatCity Investments, Inc.

                                Table of Contents


SECTION 1.        Representations and Warranties.........................................................3
   (a)   No Registration Required........................................................................3
   (b)   No Integration of Offerings or General Solicitation.............................................3
   (c)   Eligibility for Resale under Rule 144A..........................................................3
   (d)   The Offering Memorandum.........................................................................3
   (e)   The Purchase Agreement..........................................................................4
   (f)   The Registration Rights Agreement and DTC Agreement.............................................4
   (g)   Authorization of the Credit Agreement...........................................................4
   (h)   Authorization of the Seller Notes...............................................................4
   (i)   Authorization of the Acquisition................................................................5
   (j)   Acquisition Agreement...........................................................................5
   (k)   Authorization of the Securities and the Exchange Securities.....................................5
   (l)   Authorization of the Indenture..................................................................5
   (m)     Description of the Securities and the Indenture...............................................6
   (n)     No Material Adverse Change....................................................................6
   (o)   Independent Accountants.........................................................................6
   (p)   Preparation of the Financial Statements.........................................................6
   (q)   Incorporation and Good Standing of the Company, the Guarantors and their Respective Subsidiaries7
   (r)   Capitalization..................................................................................7
   (s)   Stock Exchange Listing..........................................................................7
   (t)   Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required......8
   (u)     No Material Actions or Proceedings............................................................8
   (v)   Intellectual Property Rights....................................................................9
   (w)     All Necessary Permits, etc....................................................................9
   (x)   Title to Properties.............................................................................9
   (y)   Tax Law Compliance..............................................................................9
   (z)   Company Not an "Investment Company"............................................................10
   (aa)    Insurance....................................................................................10
   (bb)    No Price Stabilization or Manipulation.......................................................10
   (cc)    Company's Accounting System..................................................................10
   (dd)    Compliance with Environmental Laws...........................................................10
   (ee)    Periodic Review of Costs of Environmental Compliance.........................................11
   (ff)    ERISA Compliance.............................................................................11
   (gg)    No Default in Senior Indebtedness............................................................12
   (hh)    Compliance with Regulation S.................................................................12
   (ii)    Reporting Issuer.............................................................................12
   (jj)    Other Representations and Warranties.........................................................12
SECTION 2.        Purchase, Sale and Delivery of the Securities.........................................13
   (a)   The Securities.................................................................................13
   (b)   The Closing Date...............................................................................13
   (c)   Delivery of the Securities.....................................................................13
   (d)   Delivery of Offering Memorandum to the Initial Purchasers......................................13
   (e)   Initial Purchasers as Qualified Institutional Buyers...........................................13
SECTION 3.        Additional Covenants..................................................................14
   (a)   Initial Purchasers' Review of Proposed Amendments and Supplements..............................14
   (b)   Amendments and Supplements to the Offering Memorandum and Other Securities Act Matters.........14
   (c)   Copies of the Offering Memorandum..............................................................15
   (d)   Blue Sky Compliance............................................................................15
   (e)   Use of Proceeds................................................................................15
   (f)   The Depositary.................................................................................15

                                       i

   (g)   Additional Issuer Information..................................................................15
   (h)   Agreement Not To Offer or Sell Additional Securities...........................................15
   (i)   Future Reports to the Initial Purchasers.......................................................16
   (j)   No Integration.................................................................................16
   (k)   Legended Securities............................................................................16
   (l)   PORTAL.........................................................................................16
   (m)     Acquisition..................................................................................16
   (n)     Contingent Payment Debt Instruments..........................................................16
SECTION 4.        Payment of Expenses...................................................................17
SECTION 5.        Conditions of the Obligations of the Initial Purchasers...............................17
   (a)   Accountants' Comfort Letter....................................................................17
   (b)   No Material Adverse Change or Ratings Agency Change............................................18
   (c)   Opinion of Counsel for the Company.............................................................18
   (d)   Opinion of Counsel for the Initial Purchasers..................................................18
   (e)   Officers' Certificate..........................................................................18
   (f)   Bring-down Comfort Letter......................................................................18
   (g)   PORTAL Listing.................................................................................19
   (h)   Registration Rights Agreement..................................................................19
   (i)   Indenture......................................................................................19
   (j)   Acquisition Agreement..........................................................................19
   (k)   Credit Agreement...............................................................................19
   (l)   Additional Documents...........................................................................19
SECTION 6.        Reimbursement of Initial Purchasers' Expenses.........................................20
SECTION 7.        Offer, Sale and Resale Procedures.....................................................20
SECTION 8.        Indemnification.......................................................................21
   (a)   Indemnification of the Initial Purchasers......................................................21
   (b)   Indemnification of the Company, the Guarantors, their Directors and Officers...................22
   (c)   Notifications and Other Indemnification Procedures.............................................23
   (d)   Settlements....................................................................................23
SECTION 9.        Contribution..........................................................................24
SECTION 10.       Termination of this Agreement.........................................................25
SECTION 11.       Representations and Indemnities to Survive Delivery...................................25
SECTION 12.       Notices...............................................................................26
SECTION 13.       Successors............................................................................27
SECTION 14.       Partial Unenforceability..............................................................27
SECTION 15.       Governing Law Provisions..............................................................27
   (a)   Consent to Jurisdiction........................................................................27
SECTION 16.       Default of One or More of the Several Initial Purchasers..............................28
SECTION 17.       General Provisions....................................................................28


                               Purchase Agreement


                                                                 April 10, 2002

BANC OF AMERICA SECURITIES LLC
CIBC WORLD MARKETS CORP.
NatCity Investments, Inc.
   As representatives of the several Initial Purchasers c/o BANC OF AMERICA SECURITIES LLC 9 West 57th Street, 31st Floor
New York, New York  10019

Ladies and Gentlemen:

                  Alltrista Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the several Initial Purchasers named in Schedule A (the "Initial Purchasers"), acting severally and not jointly, the respective amounts set forth in such Schedule A of the Company's 9 3/4% Senior Subordinated Notes due 2012 (the "Notes"). Banc of America Securities LLC, CIBC World Markets Corp. and NatCity Investments, Inc. have agreed to act as the representatives of the several Initial Purchasers in connection with the offering and sale of the Notes.

                  The Notes will be issued pursuant to an indenture, to be dated as of April 24, 2002 (the "Indenture"), among the Company, the Guarantors (as defined below) and The Bank of New York, as trustee (the "Trustee"). Notes issued in book-entry form will be issued in the name of Cede & Co., as nominee of The Depository Trust Company (the "Depositary") pursuant to a DTC Agreement, to be dated as of the Closing Date (as defined in Section 2) (the "DTC Agreement"), among the Company, the Trustee and the Depositary.

                  The holders of the Notes will be entitled to the benefits of a registration rights agreement, to be dated as of April 24, 2002 (the "Registration Rights Agreement"), among the Company, the Guarantors (as defined below) and the Initial Purchasers, pursuant to which the Company will agree to file, within 60 days of the Closing Date, a registration statement with the Commission registering the Exchange Securities (as defined below) under the Securities Act of 1933 (as amended, the "Securities Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

                  The payment of principal, premium and Liquidated Damages (as defined in the Indenture), if any, and interest on the Notes and the Exchange Notes (as defined below) will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally, by (i) the parties named in Schedule B and (ii) any subsidiary of the Company or any party named in Schedule B formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the "Guarantors"), pursuant to their guarantees (the "Guarantees"). The Notes and the Guarantees attached thereto are herein collectively referred to as the "Securities"; and the Exchange Notes and the Guarantees attached thereto are herein collectively referred to as the "Exchange Securities."

                  The Securities are being issued and sold in connection with the acquisition by the Company of substantially all of the assets and liabilities of Tilia International, Inc. and its subsidiaries, Tilia, Inc. and Tilia Canada, Inc. (the "Acquisition"), pursuant to an asset purchase agreement dated as of March 27, 2002 (the "Acquisition Agreement"). In order to (a) pay for the Acquisition, (b) repay its existing revolving credit facility and existing five-year term loan facility (together, the "Existing Senior Credit Facility") and (c) pay related fees and expenses, the Company expects (i) to enter into new term loan and revolving credit facilities in the amounts of $50.0 million and $50.0 million, respectively, with none of the revolving credit facility expected to be drawn upon the closing of the Acquisition (collectively, the "New Senior Credit Facility") pursuant to a credit agreement among the Company, the Guarantors and the lenders party thereto (the "Credit Agreement") and (ii) to issue an unsecured subordinated seller note due 2003 payable to Tilia International, Inc. in the principal amount of $10.0 million and an unsecured subordinated seller note due 2004 payable to Tilia International, Inc. in the principal amount of $5.0 million (collectively, the "Seller Notes"). As used herein, the term "the Transaction" means collectively (x) the offering of the Securities, (y) entering into the New Senior Credit Facility and (z) the Acquisition.

                  The net proceeds from the offering of the Notes (the "Net Proceeds") will be deposited with the Trustee pending the consummation of the Transaction. If the Transaction is terminated or is not consummated on or prior to July 15, 2002 (the "Special Mandatory Redemption Date"), (i) the Company will be obligated to redeem the Notes at a special mandatory redemption price of 101% of the aggregate principal amount of the Notes, plus accrued interest on the Notes (the "Special Mandatory Redemption Price"), and (ii) the Company and the Guarantors will provide, if and when due, the difference between the Net Proceeds and the Special Mandatory Redemption Price.

                  The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Offering Memorandum (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the "Subsequent Purchasers") at any time after the date of this Agreement. The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the "Commission") under the Securities Act in reliance upon exemptions therefrom. The terms of the Securities and the Indenture will require that investors that acquire Securities expressly agree that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A ("Rule 144A") or Regulation S ("Regulation S") thereunder).

                  The Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated March 28, 2002 (the "Preliminary Offering Memorandum"), and has prepared and will deliver to each Initial Purchaser, copies of the Offering Memorandum, dated April 10, 2002 describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. As used herein, the "Offering Memorandum" shall mean, with respect to any date or time referred to in this Agreement, the Company's Offering Memorandum, dated April 10, 2002, including amendments or supplements thereto and any exhibits thereto, in the most recent form that has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of offers to purchase Securities. Further, any reference to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 3) furnished by the Company prior to the completion of the distribution of the Securities.

                  The Company and each of the Guarantors hereby confirm their agreements with the Initial Purchasers as follows:

                  Representations and Warranties. Each of the Company and the Guarantors, jointly and severally, hereby represent, warrant and covenant to each Initial Purchaser as follows:

                  No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the "Trust Indenture Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

                  No Integration of Offerings or General Solicitation. Neither the Company nor any Guarantor has, directly or indirectly, solicited any offer to buy or offered to sell, nor will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security that is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Company or the Guarantors, their respective affiliates (as such term is defined in Rule 501 under the Securities Act (each, an "Affiliate"), or any person acting on any of their respective behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Company, the Guarantors, their respective Affiliates or any person acting on any of their respective behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company, the Guarantors and their respective Affiliates and any person acting on any of their respective behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

                  Eligibility for Resale under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

                  The Offering Memorandum. The Offering Memorandum does not, and at the Closing Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through Banc of America Securities LLC expressly for use in the Offering Memorandum. Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A. Neither the Company nor any Guarantor has distributed or will distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers' distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than a Preliminary Offering Memorandum or the Offering Memorandum.

                  The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law.

                  The Registration Rights Agreement and DTC Agreement. At the Closing Date, each of the Registration Rights Agreement and the DTC Agreement will be duly authorized, executed and delivered by, and will be a valid and binding agreement of, (i) in the case of the Registration Rights Agreement, the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, and (ii) in the case of the DTC Agreement, the Company, enforceable against the Company in accordance with its terms, except in both cases as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law.

                  Authorization of the Credit Agreement. The Credit Agreement has been duly and validly authorized by the Company and each of the Guarantors and, when duly executed and delivered by the Company and each of the Guarantors, will be the valid and legally binding obligation of the Company and each of the Guarantors, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

                  Authorization of the Seller Notes. The Seller Notes have been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the valid and legally binding obligation of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

                  Authorization of the Acquisition. The Acquisition has been duly authorized by all necessary corporate action of the Company including, to the extent required by applicable law, all necessary action by its board of directors and stockholders.

                  Acquisition Agreement. The Acquisition Agreement has been duly authorized, executed and delivered by, and is a valid and binding obligation of, the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

                  Authorization of the Securities and the Exchange Securities.

                  (i) The Notes to be purchased by the Initial Purchasers from the Company are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, when executed by the Company and authenticated by the Trustee in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

                  (ii) The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the Indenture.

                  (iii) The Guarantees of the Notes and the Exchange Notes are in the respective forms contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, when executed by each of the Guarantors and authenticated by the Trustee in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

                  Authorization of the Indenture. The Indenture has been duly authorized by the Company and the Guarantors and, when duly executed and delivered by the Company and the Guarantors and will constitute a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

                  Description of the Securities and the Indenture. The Notes, the Exchange Notes, the Guarantees of the Notes and the Exchange Notes and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

                  No Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering Memorandum: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company, the Guarantors, and their respective subsidiaries, considered as one entity (any such change is called a "Material Adverse Change"); (ii) the Company, the Guarantors and their respective subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company, the Guarantors or their respective subsidiaries, by any of the Guarantors, the subsidiaries of the

Guarantors or the subsidiaries of the Company on any class of capital stock or repurchase or redemption by the Company, the Guarantors or their respective subsidiaries of any class of capital stock.

                  Independent Accountants. Each of Ernst & Young LLP, who have expressed their opinion with respect to the financial statements of the Company and its subsidiaries (which term as used in this Agreement includes the related notes thereto) included in the Offering Memorandum, and Arthur Andersen LLP, who have expressed their opinion with respect to the financial statements of Tilia International, Inc. and its subsidiaries included in the Offering Memorandum, are independent public or certified public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act.

                  Preparation of the Financial Statements. The financial statements, together with the related schedules and notes, included in the Offering Memorandum present fairly in all material respects the consolidated financial position of each of (i) the Company, the Guarantors and their respective subsidiaries and (ii) Tilia International, Inc. and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The financial data set forth in the Offering Memorandum under the captions "Offering Memorandum Summary--Summary Consolidated Historical and Pro Forma Financial and Operating Data" and "Selected Historical and Financial Data" fairly present in all material respects the information set forth therein on a basis consistent with that of the audited financial statements contained in the Offering Memorandum. The pro forma condensed consolidated financial statements of the Company, the Guarantors and their respective subsidiaries and the related notes thereto included under the captions "Offering Memorandum Summary--Summary Consolidated Historical and Pro Forma Financial and Operating Data" and "Unaudited Pro Forma Condensed Consolidated Financial Statements" and included elsewhere in the Offering Memorandum present fairly in all material respects the information contained therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly presented in all material respects on the bases described therein, and the assumptions used in the preparation thereof are appropriate in all material respects to give effect to the transactions and circumstances referred to therein.

                  Incorporation and Good Standing of the Company, the Guarantors and their Respective Subsidiaries. Each of the Company, the Guarantors and their respective subsidiaries has been duly incorporated or formed, as applicable, and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation and has corporate power or limited partnership power, as the case may be, and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of the Company and each of the Guarantors, to enter into and perform their respective obligations under each of this Agreement, the Registration Rights Agreement, the Securities, the Exchange Securities, the Indenture and the Credit Agreement, and, in the case of the Company, to enter into and perform its obligations under the DTC Agreement and the Acquisition Agreement. Each of the Company, the Guarantors and their respective subsidiaries is duly qualified as a foreign corporation or limited partnership, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock or limited partnership interests, as applicable, of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for security interests, mortgages, pledges, liens, encumbrances or claims in connection with the Existing Senior Credit Facility and the New Senior Credit Facility. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule C hereto.

                  Capitalization. At December 31, 2001, on a consolidated basis, after giving pro forma effect to the issuance and sale of the Securities pursuant hereto, the Company would have an authorized and outstanding capitalization as set forth in the Offering Memorandum under the caption "Capitalization" (other than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans described in the Offering Memorandum or upon exercise of outstanding options described in the Offering Memorandum).

                  Stock Exchange Listing. The Common Stock is registered pursuant to Section 12b of the Exchange Act and is listed on the New York Stock Exchange (the "NYSE"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

                  Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. None of the Company, the Guarantors or any of their respective subsidiaries is in violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company, the Guarantors or any of their respective subsidiaries is a party or by which any of them may be bound (including, without limitation, the Company's Existing Senior Credit Facility and letters of credit issued thereunder), or to which any of the property or assets of the Company, the Guarantors or any of their respective subsidiaries is subject (each, an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company's and the Guarantors' execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture (including, without limitation, redemption of the Securities at the Special Mandatory Redemption Price), and the Credit Agreement, the Company's execution, delivery and performance of the DTC Agreement, the Seller Notes and the Acquisition Agreement, and the issuance and delivery of the Securities or the Exchange Securities, and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws of the Company, the Guarantors or any of their respective subsidiaries, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Guarantors or any of their respective subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and except, with respect to the Existing Senior Credit Facility, as waived in accordance with the terms thereof, and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company, the Guarantors or any of their respective subsidiaries. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's or the Guarantors' execution, delivery and performance of this Agreement, the Registration Rights

Agreement, the DTC Agreement, the Indenture (including, without limitation, redemption of the Securities at the Special Mandatory Redemption Price), the Credit Agreement, the Seller Notes, or the Acquisition Agreement, as applicable, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except such as have been obtained or made by the Company or the Guarantors and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and except such as may be required by federal and state securities laws with respect to the Company's or the Guarantors' obligations under the Registration Rights Agreement.

                  No Material Actions or Proceedings. Except as otherwise disclosed in the Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's or any Guarantor's knowledge, threatened (i) against or affecting the Company, the Guarantors or any of their respective subsidiaries or (ii) that has as the subject thereof any property owned or leased by, the Company, the Guarantors or any of their respective subsidiaries, where in any such case (x) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company, any Guarantor or any such subsidiary and (y) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company, the Guarantors or any of their respective subsidiaries, or with the employees of any principal supplier of the Company, exists or, to the best of the Company's or any Guarantor's knowledge, is threatened or imminent.

                  Intellectual Property Rights. The Company, the Guarantors and their respective subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. None of the Company, the Guarantors or any of their respective subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change.

                  All Necessary Permits, etc. Each of the Company, the Guarantors and their respective subsidiaries possesses such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except where failure to possess such certificates, authorizations or permits could not reasonably be expected to have a material adverse effect on such businesses, and none of the Company, the Guarantors, or any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

                  Title to Properties. The Company, the Guarantors and each of their respective subsidiaries have good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1 above (and elsewhere in the Offering Memorandum), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company, such Guarantor or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company, the Guarantors or any of their respective subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company, such Guarantor or such subsidiary.

                  Tax Law Compliance. The Company and its consolidated subsidiaries (including the Guarantors) have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them (except taxes, assessments, fines or penalties the validity of which the Company is contesting in good faith). The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1 above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries (including the Guarantors) has not been finally determined.

                  Company Not an "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and after receipt of payment for the Securities will not be, an "investment company" within the meaning of Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

                  Insurance. Each of the Company, the Guarantors and their respective subsidiaries are insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are, in the opinion of the Company, adequate for their businesses. Each of the Company and the Guarantors have no reason to believe that it or any of its respective subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. None of the Company, the Guarantors or any of their respective subsidiaries has been denied any insurance coverage that it has sought or for which it has applied.

                  No Price Stabilization or Manipulation. Neither the Company nor any Guarantors has taken, nor will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  Company's Accounting System. The Company and each Guarantor maintain a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  Compliance with Environmental Laws. Except as otherwise disclosed in the Offering Memorandum or as would not, individually or in the aggregate, result in a Material Adverse Change (i) none of the Company, the Guarantors or any of their respective subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company, the Guarantors or their respective subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company, the Guarantors or any of their respective subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company, the Guarantors or any of their respective subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company or any Guarantor has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company, the Guarantors or any of their respective subsidiaries, now or in the past (collectively, "Environmental Claims"), pending or, to the best of the Company's or any Guarantor's knowledge, threatened against the Company, the Guarantors or any of their respective subsidiaries or any person or entity whose liability for any Environmental Claim the Company, the Guarantors or any of their respective subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the best of the knowledge of the executive officers and key employees listed as such in the Offering Memorandum and of those other officers and employees of the Company and the Guarantors with primary responsibility for managing the environmental affairs of the Company and the Guarantors and their respective facilities, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company, the Guarantors or any of their respective subsidiaries or against any person or entity whose liability for any Environmental Claim the Company, the Guarantors or any of their respective subsidiaries has retained or assumed either contractually or by operation of law.

                  Periodic Review of Costs of Environmental Compliance. To the knowledge of the Company and the Guarantors, based upon their assessment of the effect of Environmental Laws on the business, operations and properties of the Company, the Guarantors and their respective subsidiaries, and taking into account the amount of any established reserves, the Company and the Guarantors have reasonably concluded that associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) will not, individually or in the aggregate, result in a Material Adverse Change.

                  ERISA Compliance. The Company, the Guarantors, their respective subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, the Guarantors, their respective subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company, any Guarantor or any of their respective subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company, such Guarantor or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, the Guarantors or their respective subsidiaries or any of their ERISA Affiliates, except as would not, individually or in the aggregate, result in a Material Adverse Change. No employee benefit plan" established or maintained by the Company, the Guarantors, their respective subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA), except as would not, individually or in the aggregate, result in a Material Adverse Change. None of the Company, the Guarantors, their respective subsidiaries or any of their ERISA Affiliates have incurred or reasonably expect to incur any liability under Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or Sections 412, 4971, 4975 or 4980B of the Code, except as would not, individually or in the aggregate, result in a Material Adverse Change. Except as would not, individually or in the aggregate, result in a Material Adverse Change, each "employee benefit plan" established or maintained by the Company, the Guarantors, their respective subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, that would cause the loss of such qualification.

                  No Default in Senior Indebtedness. No event of default exists under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument constituting Senior Debt (as defined in the Indenture).

                  Compliance with Regulation S. The Company, the Guarantors, their respective Affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States, and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902.

                  Reporting Issuer. Each of the Company and the Guarantors is a "reporting issuer" as defined in Rule 902 under the Securities Act.

                  Other Representations and Warranties. All the representations and warranties of the Company and the Guarantors set forth (1) in the Acquisition Agreement are true and correct and, as of the Closing Date, will be true and correct, and (2) in the Credit Agreement, as of the Closing Date, will be true and correct.

                  Any certificate signed by an officer of the Company or any of the Guarantors and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters set forth therein.

SECTION 2.        PURCHASE, SALE AND DELIVERY OF THE SECURITIES.

                  The Securities. The Company agrees to issue and sell to the several Initial Purchasers, severally and not jointly, all of the Securities upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Initial Purchasers agree, severally and not jointly, to purchase from the Company the aggregate principal amount of Securities set forth opposite their names on Schedule A, at a purchase price of 95.686% of the principal amount thereof payable on the Closing Date.

                  The Closing Date. Delivery of certificates for the Securities in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Latham & Watkins, 885 Third Avenue, New York, New York (or such other place as may be agreed to by the Company and the Initial Purchasers) at 9:00 a.m. New York City time, on April 24, 2002, or such other time and date as the Initial Purchasers shall designate by notice to the Company (the time and date of such closing are called the "Closing Date"). The Company hereby acknowledges that circumstances under which the Initial Purchasers may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 16.

                  Delivery of the Securities. The Company shall deliver, or cause to be delivered, to Banc of America Securities LLC for the accounts of the several Initial Purchasers certificates for the Securities at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depository, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Initial Purchasers may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

                  Delivery of Offering Memorandum to the Initial Purchasers. Not later than 12:00 p.m. on the second business day following the date of this Agreement, the Company shall deliver or cause to be delivered copies of the Offering Memorandum in such quantities and at such places as the Initial Purchasers shall reasonably request.

                  Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a "qualified institutional buyer" within the meaning of Rule 144A (a "Qualified Institutional Buyer") and an "accredited investor" within the meaning of Rule 501 under the Securities Act (an "Accredited Investor").

                  Additional Covenants. The Company and the Guarantors, jointly and severally, further covenant and agree with each Initial Purchaser as follows:

                  Initial Purchasers' Review of Proposed Amendments and Supplements. Prior to amending or supplementing the Offering Memorandum, the Company shall furnish to the Initial Purchasers for review a copy of each such proposed amendment or supplement, and the Company shall not use any such proposed amendment or supplement to which the Initial Purchasers reasonably object.

                  Amendments and Supplements to the Offering Memorandum and Other Securities Act Matters. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, not misleading, or if in the opinion of the Initial Purchasers (or counsel for the Initial Purchasers) or the Company (or counsel for the Company) it is otherwise necessary to amend or supplement the Offering Memorandum to comply with law, the Company agrees to promptly prepare (subject to Section 3 hereof) and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Offering Memorandum so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum, as amended or supplemented, will comply with law.

                  Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are outstanding if, in the reasonable judgment of the Initial Purchasers, the Initial Purchasers or any of their affiliates (as such term is defined in the rules and regulations under the Securities Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, such securities, to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10 of the Securities Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.

                  The Company and the Guarantors hereby expressly acknowledge that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

                  Copies of the Offering Memorandum. The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Offering Memorandum and any amendments and supplements thereto as they shall have reasonably requested.

                  Blue Sky Compliance. The Company shall cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register the Securities for sale under (or obtain exemptions from the application of) the Blue Sky or state securities laws of those jurisdictions designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.

                  Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption "Use of Proceeds" in the Offering Memorandum.

                  The Depositary. The Company shall cooperate with the Initial Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

                  Additional Issuer Information. Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents required to be filed under
Section 13 or 15 of the Exchange Act. Additionally, at any time when the Company is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information ("Additional Issuer Information") satisfying the requirements of subsection of Rule 144A.

                  Agreement Not To Offer or Sell Additional Securities. During the period of 180 days following the date of the Offering Memorandum, the Company will not, without the prior written consent of Banc of America Securities LLC (which consent may be withheld at the sole discretion of Banc of America Securities LLC), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or securities exchangeable for or convertible into debt securities of the Company (other than as contemplated by this Agreement and to register the Exchange Securities).

                  Future Reports to the Initial Purchasers. For so long as any Securities or Exchange Securities remain outstanding, the Company and the Guarantors shall furnish to Banc of America Securities LLC (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company and its consolidated subsidiaries as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's and the Guarantors' independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company and the Guarantors with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company or the Guarantors mailed generally to holders of its capital stock or debt securities (including the holders of the Securities).

                  No Integration. The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of the sale of the Securities by the Company to the Initial Purchasers, (i) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (ii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4 thereof or by Rule 144A or by Regulation S thereunder or otherwise.

                  Legended Securities. Each certificate for a Note will bear the legend contained in "Notice to Investors" in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

                  PORTAL. The Company shall use its best efforts to cause such Notes to be eligible for the National Association of Securities Dealers, Inc. PORTAL market (the "PORTAL market").

                  Acquisition. The Company shall use its reasonable best efforts to consummate the Acquisition on or prior to the Special Mandatory Redemption Date.

                  Contingent Payment Debt Instruments. The Company shall not treat the Securities as contingent payment debt instruments (within the meaning of United States Treasury Regulation Section 1.1275-4) for U.S. federal income tax purposes unless required to do so pursuant to a final determination of the Internal Revenue Service or a court of competent jurisdiction.

                  Banc of America Securities LLC, on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Company or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

                  Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Company's and the Guarantors' counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of each preliminary Offering Memorandum and the Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Notes and the Guarantees and the Escrow Agreement, (v) all filing fees, attorneys' fees and expenses incurred by the Company, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the Blue Sky laws and, if requested by the Initial Purchasers, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Initial Purchasers of such qualifications, registrations and exemptions, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies and the listing of the Securities with the PORTAL market, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with, the review by the National Association of Securities Dealers, Inc., if any, of the terms of the sale of the Securities or the Exchange Securities, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Securities by DTC for "book-entry" transfer, and the performance by the Company and the Guarantors of their respective other obligations under this Agreement. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

                  Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company and the

Guarantors of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

                  Accountants' Comfort Letter. On the date hereof, the Initial Purchasers shall have received from each of Ernst & Young LLP, independent public or certified public accountants for the Company, and Arthur Andersen LLP, independent public or certified public accountants for Tilia International, Inc., a letter dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountant's "comfort letters" to Initial Purchasers, delivered according to Statement of Auditing Standards Nos. 72 and 76 (or any successor bulletins), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Offering Memorandum.

                  No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

                  (i) in the reasonable judgment of the Initial Purchasers there shall not have occurred any Material Adverse Change; and

                  (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company, the Guarantors or any of their respective subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436 under the Securities Act.

                  Opinion of Counsel for the Company. On the Closing Date, the Initial Purchasers shall have received the favorable opinion of Willkie Farr & Gallagher, counsel for the Company and the Guarantors, dated as of such Closing Date, the form of which is attached as Exhibit A.

                  Opinion of Counsel for the Initial Purchasers. On the Closing Date, the Initial Purchasers shall have received the favorable opinion of Latham & Watkins, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

                  Officers' Certificate. On the Closing Date, the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company and each Guarantor, dated as of the Closing Date, to the effect set forth in subsection (b) of this
Section 5, and further to the effect that:

                  (iii) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

                  (iv) the representations, warranties and covenants of the Company and of such Guarantor set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of the Closing Date; and

                  (v) the Company and such Guarantor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

                  Bring-down Comfort Letter. On the Closing Date the Initial Purchasers shall have received from each of Ernst & Young LLP, independent public or certified public accountants for the Company, and Arthur Andersen LLP, independent public or certified public accountants for Tilia International, Inc., a letter dated such date, in form and substance satisfactory to the Initial Purchasers, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.

                  PORTAL Listing. At the Closing Date the Notes shall have been designated for trading on the PORTAL market.

                  Registration Rights Agreement. The Company and each Guarantor shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received executed counterparts thereof.

                  Indenture . The Company, the Guarantors and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received an executed copy thereof.

                  Acquisition Agreement. The Company shall have entered into the Acquisition Agreement prior to or on the Closing Date and the Initial Purchasers shall have received an executed copy thereof.

                  Credit Agreement. Either (i) the Company, the Guarantors and the lenders party to the Credit Agreement shall have entered into the Credit Agreement prior to or on the Closing Date or (ii) the Company and the Guarantors shall have obtained consents from the lenders party to the Existing Senior Credit Facility permitting the Company and the Guarantors to incur the debt under the Securities, and, in either case, the Initial Purchasers shall have received an executed copy thereof.

                  Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

                  If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and
Section 9 shall at all times be effective and shall survive such termination.

                  Reimbursement of Initial Purchasers' Expenses. If this Agreement is terminated by the Initial Purchasers pursuant to Section 5, or if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Guarantors to perform any agreement herein or to comply with any provision hereof, each of the Company and the Guarantors agrees, jointly and severally, to reimburse the Initial Purchasers (or such Initial Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

                  Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and the Company and each of the Guarantors, on the other hand, hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

        (a) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act) or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S under the Securities Act, upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

        (b) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

        (c) original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the following legend:

                    "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (i)(a) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT,
                     (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED
                    IN RULE 501(a)(1), (2), (3) or (7) OF THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND

                    AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (ii) TO THE COMPANY OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY."

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

SECTION 3.        INDEMNIFICATION.

                  Indemnification of the Initial Purchasers. The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
(ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company or any of the Guarantors contained herein; or (iii) in whole or in part upon any failure of the Company or any of the Guarantors to perform its obligations hereunder or under law; or (iv) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) above; provided that the Company and the Guarantors shall not be liable under this clause (iv) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct; and to reimburse each Initial Purchaser and each such controlling person for any and all expenses

(including the reasonable fees and disbursements of counsel chosen by Banc of America Securities LLC) as such expenses are reasonably incurred by such Initial Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8 shall be in addition to any liabilities that the Company or any of the Guarantors may otherwise have.

                  Indemnification of the Company, the Guarantors, their Directors and Officers. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors and each of their respective directors and each person, if any, who controls the Company and the Guarantors within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company or any such director, or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use therein; and to reimburse the Company, any such Guarantor, or any such director or controlling person for any legal and other expenses reasonably incurred by the Company, any such Guarantor, or any such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company and the Guarantors hereby acknowledge that the only information that the Initial Purchasers have furnished to the Company and the Guarantors expressly for use in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) are the statements set forth (i) in the fifth paragraph on page ii of the Offering Memorandum concerning stabilization by the Initial Purchasers, (ii) in the second sentence of the paragraph under the caption "Risk Factors--Risks Relating to the Notes--You cannot be sure that an active trading market will develop for these notes," and (iii) in the last sentence of the third paragraph, in the second sentence of the fourth paragraph and in the fifth paragraph under the caption "Plan of Distribution" in the Offering Memorandum; and the Initial Purchasers confirm that such statements are correct. The indemnity agreement set forth in this Section 8 shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

                  Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Banc of America Securities LLC in the case of Section 8 and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

                  Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8 hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

SECTION 4.        CONTRIBUTION.

                  If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company or any of the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause above but also the relative fault of the Company or any of the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company or any of the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Company or any of the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company or any of the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 for purposes of indemnification.

                  The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 9.

                  Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company and each director of the Guarantors, and each person, if any, who controls the Company or a Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and such Guarantor.

                  Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Initial Purchasers by notice given to the Company if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the New York Stock Exchange, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York, Delaware or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Initial Purchasers is material and adverse and makes it impracticable to market the Securities in the manner and on the terms described in the Offering Memorandum or to enforce contracts for the sale of securities; (iv) in the judgment of the Initial Purchasers there shall have occurred any Material Adverse Change; or (v) the Company, the Guarantors or their respective subsidiaries shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Initial Purchasers may interfere materially with the conduct of the business and operations of the Company, the Guarantors or their respective subsidiaries regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 10 shall be without liability on the part of (x) the Company and the Guarantors to any Initial Purchaser, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (y) any Initial Purchaser to the Company, or (z) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

                  Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantors, of their respective officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or the Company, the Guarantors or any of its or their respective partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

                  Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

         Banc of America Securities LLC
         9 West 57th Street, 31st Floor
         New York, NY 10019

         Facsimile:  212-583-8324
         Attention:  High Yield Capital Markets

         and

         CIBC World Markets Corp.
         425 Lexington Avenue, 5th Floor
         New York, NY 10017

         Facsimile:  (212) 885-4801
         Attention:  High Yield Capital Markets

with a copy to:

         Latham & Watkins
         885 Third Avenue, Suite 1000
         New York, NY 10022

         Facsimile:  (212) 751-4864
         Attention:  Ian Blumenstein

If to the Company or  the Guarantors:

         Alltrista Corporation
         Suite B-302
         555 Theodore Fremd Avenue
         Rye, NY 10580

         Facsimile:  (914) 967-9405
         Attention:  Ian G.H. Ashken

with a copy to:

         Willkie Farr & Gallagher
         787 Seventh Avenue
         New York, NY 10019

         Facsimile:  (212) 728-8111
         Attention:  William J. Grant

Any party hereto may change the address for receipt of communications by giving written notice to the others.

                  Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Initial Purchasers pursuant to Section 16 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in

Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

                  Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

                  Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

                  Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the non-exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

                  Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of
Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.

                  As used in this Agreement, the term "Initial Purchaser" shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 10. Any action taken under this Section 16 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

                  General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                    Very truly yours,

                                    ALLTRISTA CORPORATION




                                    By: /s/ Ian G.H. Ashken
                                        ----------------------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Vice Chairman, Chief Financial
                                           Officer and Secretary


                                    ALLTRISTA NEWCO CORPORATION




                                    By: /s/ Ian G.H. Ashken
                                        ----------------------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Treasurer and Secretary


                                    QUOIN CORPORATION




                                    By: /s/ Ian G.H. Ashken
                                        ----------------------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Treasurer


                                    HEARTHMARK, INC.




                                    By: /s/ Ian G.H. Ashken
                                        ----------------------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Treasurer and Secretary


                                    ALLTRISTA PLASTICS CORPORATION




                                    By: /s/ Ian G.H. Ashken
                                        ----------------------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Treasurer and Secretary

                                    ALLTRISTA ZINC PRODUCTS, L.P.

                                    By:  Alltrista Newco Corporation,
                                         its General Partner




                                    By: /s/ Ian G.H. Ashken
                                        ----------------------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Treasurer and Secretary




                                    ALLTRISTA ACQUISITION I, INC




                                    By: /s/ Ian G.H. Ashken
                                        ----------------------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Treasurer and Secretary


                                    ALLTRISTA ACQUISITION II, Inc




                                    By: /s/ Ian G.H. Ashken
                                        ----------------------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Treasurer and Secretary


                                    ALLTRISTA ACQUISITION III, Inc




                                    By: /s/ Ian G.H. Ashken
                                        ----------------------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Treasurer and Secretary


                                    PENN VIDEO, INC.




                                    By: /s/ Ian G.H. Ashken
                                        ----------------------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Treasurer and Secretary

                                    LAFAYETTE STEEL & ALUMINUM
                                    CORPORATION




                                    By: /s/ Ian G.H. Ashken
                                        ----------------------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Treasurer and Secretary


                                    CASPERS TIN PLATE COMPANY




                                    By: /s/ Ian G.H. Ashken
                                        ----------------------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Treasurer and Secretary


                                    UNIMARK PLASTICS, INC.




                                    By: /s/ Ian G.H. Ashken
                                        ----------------------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Treasurer and Secretary


                                    LUMENX CORPORATION




                                    By: /s/ Ian G.H. Ashken
                                        ----------------------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Treasurer and Secretary


                                    ALLTRISTA UNIMARK, INC.




                                    By: /s/ Ian G.H. Ashken
                                        ----------------------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Treasurer and Secretary


                                    TRIENDA CORPORATION




                                    By: /s/ Ian G.H. Ashken
                                        ----------------------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Treasurer and Secretary

                  The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.


BANC OF AMERICA SECURITIES LLC
CIBC WORLD MARKETS CORP.
NATCITY INVESTMENTS, INC.
         As representatives of the several
         Initial Purchasers listed on Schedule A

By:  Banc of America Securities LLC



By: /s/ Bruce Thompson
    -----------------------------
Name:  Bruce Thompson
Title: Managing Director

                                   SCHEDULE A




                                                         Aggregate Principal
                                                         Amount of Securities
                                                         to be Purchased
Initial Purchasers
-----------------------------------------------------   -----------------------

Banc of America Securities LLC ......................    $ 75,000,000
CIBC World Markets Corp..............................    $ 67,500,000
NatCity Investments, Inc. ...........................    $   7,500,000

         Total.......................................    $150,000,000

                                   SCHEDULE B

                                   Guarantors

Alltrista Newco Corporation
Quoin Corporation
Hearthmark, Inc.*
Alltrista Plastics Corporation**
Alltrista Zinc Products, L.P.***
Alltrista Acquisition I, Inc.
Alltrista Acquisition II, Inc.
Alltrista Acquisition III, Inc.
Penn Video, Inc.
Lafayette Steel & Aluminum Corporation
Caspers Tin Plate Company
Unimark Plastics, Inc.
LumenX Corporation
Alltrista Unimark, Inc.
TriEnda Corporation



*        (DBA) Alltrista Consumer Products Company
** (DBA) Alltrista Unimark Plastics Company and Alltrista Industrial Plastics Company
***      (DBA) Alltrista Zinc Products Company